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                                                                    EXHIBIT 10.4


                                                                        BHF-BANK
Fax-Nr.                                                                 Telefax

To:  IFCO International Food Container       From:  BHF-BANK
     Organisation GmbH                              Akbangesellschaft
     089/744 91239
     Attn.  Dr. Tofflinger

    IFCO Europe Betelligungs-GmbH
    089/744 91296
    Attn.: Mr. Martin and Christoph      Department: Kreditrislko-Management
           Schoeller
                                                     Projektfinanzierung

    Barclays Capital
    0044-171-773 4894                    Name:       Gerd Bleding
    Attn.: Mr. Tim Taylor                            ble
                                         Phone/Ext.: 069 718 34 37

    DG Bank
    Deutsche Genossenschaftsbank
    089/2134 2639                        Fax-No.:    069 718 44 80
    Attn.:  Mr. Markus Kasch
                                         Date:       26.02.98
    Credianstalt AG
    0043-1-310 0554
    Attn.: Mr. Martin Benger

    Norddeutsche Hypotheken-und
    Wechselbank AG
    040/324 122
    Attn.: Mr. Klaus Bruning

    Oldenburgische Landesbank AG
    0441/210 362
    Attn.: Mr. Heinrich Rawe

    Deutsche Bank Aktiengesellschaft
    089/2390 2033
    Attn.: Mr. Manfred Graeff
Total Pages (including this cover sheet): 2

IFCO
Senior Facility Agreement dated February 20, 1998

Ladies and Gentlemen:

In connection with the above-captioned matter, please be advised that the "Termination Date" February 28, 1998 as provided for under 1.1 needs to be changed. We suggest to choose March 11, 1998 as new "Termination Date". Please indicate your consent to this change by duly signing and returning the attached copy of this letter to us.

Should you have any questions, please do not hesitate to contact either Michael Focking at (0)69 718 4320 or Gerd Bleding at (0)69 718 3437.
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Yours sincerely.

BHF-BANK Aktiengesellschaft


/s/ Dr. Reinhardt             /s/ Gerd Bleding

(Dr. Reinhardt)               (Bleding)

                                  agreed: /s/ Christoph Schoeller
                                          ------------------------
                                                  name


                                                 26/02/98
                                          ------------------------
                                                place/date